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                                                                   EXHIBIT 10.18

                                 Amendment No. 1
                                     to the
                       Collaboration and License Agreement
                                between and among
            SmithKline Beecham, PLC, SmithKline Beecham Corporation,
                          Incyte Pharmaceuticals, Inc.
                                       and
                                  diaDexus, LLC

        This Amendment, made as of the _ day of February 1998, by and among SmithKline Beecham Corporation, a Pennsylvania corporation with offices at One Franklin Plaza, Philadelphia, Pennsylvania 19101, U.S.A; SmithKline Beecham plc, an English corporation with its principal offices at New Horizons Court, Brentford, Middlesex, TW8 9EP, England; Incyte Pharmaceuticals, Inc., a Delaware corporation with offices at 3174 Porter Drive, Palo Alto, California 94304; and diaDexus, a Delaware limited liability company with offices at 3303 Octavius Drive, Santa Clara, California 95054;

                                  WITNESSETH:

               WHEREAS, Incyte, SB, and diaDexus, LLC entered into the Collaboration and License Agreement dated 2 September 1997; and

               WHEREAS, Incyte, SB, and diaDexus, LLC desire to amend such Collaboration and License Agreement;

               NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                1.0 DEFINITIONS

1.1 All initially capitalized words and phrases shall have the same meaning as in the Collaboration and License Agreement.

                                 2.0 AMENDMENT

2.1 The definition of "DiaDexus Affiliate" is deleted and substituted with the following definition:

        "diaDexus Affiliate": shall mean any corporation, firm, partnership, or other legal entity, which is directly or indirectly owned by diaDexus to the extent of which the common stock or other equity ownership thereof is one hundred percent (100%) owned by diaDexus; provided however, that where local laws require a minimum percentage of local ownership, the status of


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        diaDexus Affiliate will be established if diaDexus directly or indirectly owns or controls one hundred percent (100%) of the maximum ownership percentage that may, under such local laws, be owned or controlled by foreign interests.

2.2     All occurrences of the word "DiaDexus" are replaced with word
        "diaDexus".

2.3 The definition of "DiaDexus" is deleted and substituted with the following definition:

        "diaDexus": shall mean diaDexus, a Delaware limited liability company with offices at 3303 Octavius Drive, Santa Clara CA; and any diaDexus Affiliate(s) thereof to which any rights and/or obligations shall be assigned and/or delegated pursuant to this Agreement.

2.4 The definition of "Incyte Affiliate" is deleted and substituted with the following definition:

        "Incyte Affiliate": shall mean any corporation, firm, partnership, or other legal entity, which is directly or indirectly owned by Incyte to the extent of which the common stock or other equity ownership thereof is one hundred percent (100%) owned by Incyte; provided however, that where local laws require a minimum percentage of local ownership, the status of Incyte Affiliate will be established if Incyte directly or indirectly owns or controls one hundred percent (100%) of the maximum ownership percentage that may, under such local laws, be owned or controlled by foreign interests.

2.5 Notices and deliveries to diaDexus pursuant to Paragraph 19.10 is deleted and replaced with the following:

If to diaDexus, addressed to:
        diaDexus, LLC
        3303 Octavius Drive
        Santa Clara, CA 95054
        Attention: Patrick Plewman
        Vice President, Corporate Development and Assistant Secretary
        Tel: (408)-330-5004
        Fax: (408)-496-5777

Copy to: Patricia Schreck, Vice President, General Counsel & Secretary diaDexus, LLC
              209 Pembroke Ave.
              Wayne, PA 19087
              Tel: (610)-964-7629
              Fax: (610)-341-1307


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                                   3.0 EFFECT

3.1 The Collaboration and License Agreement is amended as provided herein as of the date first written above in accordance with Paragraph 19.6 thereof.

3.2 All other terms and provisions of the Collaboration and License Agreement shall be unaffected by this Amendment.

3.3 This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which shall constitute together the same document.

        IN WITNESS WHEREOF, the parties, through their authorized officers, have executed this Agreement as of the date first written above.


SmithKline Beecham Corporation

By: /s/ DONALD Y. PARMAN
   -------------------------------

SmithKline Beecham, plc


By: /s/ DONALD Y. PARMAN
   -------------------------------
         attorney-in-fact

Incyte Pharmaceuticals Inc.

By: /s/ RANDAL SCOTT
   -------------------------------

diaDexus, LLC

By: /s/ P. PLEWMAN
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